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    ALPHATEC HOLDINGS, INC.

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NASDAQ: ATEC
December 2009
www.alphatecspine.com
Solutions For The Aging Spine
Acquisition of Scient’x Groupe SAS
5818 El Camino Real, Carlsbad, CA 92008
www.alphatecspine.com
TM
Filed by Alphatec Holdings, Inc.
Under the Securities Exchange Act of 1934
Subject Company: Alphatec Holdings, Inc.
Commission File No: 000-52024

Slide 1
Forward Looking Statements
This presentation and our responses to your questions during the question and answer period will contain our estimated or anticipated future results.  These forward-looking statements are typically identified by the words "anticipates," "believes," "expects," "intends," "plans,"
"future," "strategy," or words of similar meaning.  These statements reflect our current analysis of existing trends and information, and represent our judgment only as of today.  Actual results could differ materially from those anticipated.  As a result, you are cautioned not to rely on these forward-looking statements.  You should refer to the "Risk
Factors" and other information in the reports that we file from time to time with the Securities & Exchange Commission.  The Company disclaims any intent or obligation to update any forward-looking statements made here today.

Slide 2
Alphatec Acquisition of with Scient’x
Terms of Acquisition Agreement
• All stock transaction with a fixed exchange ratio of 24M shares of common stock for 100% of the outstanding shares of Scient’x
• Pro Forma Ownership
• Alphatec Shareholders 69%
• Scient’x Shareholders 31%
• Transaction is scheduled to close in 1Q 2010, subject to shareholder approval and other customary closing conditions
• Extraordinary transaction costs in the third and fourth quarter will impact previously issued EPS guidance
• Transaction expected to be adjusted EBITDA accretive for full year 2010
• Key management: Dirk Kuyper – CEO, Peter Wulff – CFO, Oliver Burckhardt –
President of International, Chief Marketing Officer
• The transaction was unanimously approved by a Special Committee of independent members of the board.  Following such approval by the Special
Committee, the entire board unanimously approved the transaction.

Slide 3
Highlights of Acquisition Agreement
•
Creates global scale and presence to compete across major markets
•
Complements product portfolio with differentiated products in multiple segments
•
Expands focus on aging spine market segment
•
Provides immediate cross selling opportunities with significant revenue and costs synergies
•
Represents pro-forma combined $180-$182M 2009 revenue, 25-30%
growth y/y
•
Pro forma 2010 revenue estimated to reach $220-$225M; $32-$35M adjusted EBITDA (12 month annualized)
Highlights & Investment Considerations

Slide 4
Alphatec Strategic Imperatives
Scale
Global
Presence
Differentiated
Portfolio
Product
Breadth
Strategic review prioritized the following four key imperatives for sustained growth:
Critical mass: marketplace leverage and augmented “shelf space”
Maximize production facility investment
Purchasing leverage to drive margins
Maximize profitability and cash flow
Speed to market/revenues for invested technologies
International footprint provides access to growth markets and technologies
Significant cross selling opportunity
Competitive advantage-door opener
Gain market share within each segment
Build out aging spine portfolio
Maximize revenue per procedure
Create barriers to entry
Compete for hospital contracts

Slide 5
Scient’x – The Most Compelling Alternative
Scale
Global
Presence
Differentiated
Portfolio
Product
Breadth
Combining Alphatec & Scient’x significantly improves each growth driver:
$180M to $182M combined global 2009 revenue
Extensive US and OUS distribution networks, 450 sales reps
Manufacturing scale and efficiencies
Enhanced profit and cash flow
Distribution in over 50 countries
Immediate access to markets for key technologies
Leader in scientific education (Inspiration, Argos Spine)
Extensive portfolio of differentiated products
Key technologies in underserved aging spine segments: Dynamic fusion, Osteoporosis, VCF, and stenosis
Disruptive technologies: MIS and stand alone IBF solutions,
ceramic cervical disc, and biologics
Extensive product portfolio competitive with market leaders
Increased ability to control the sale/compete for contracts &
tenders
Opportunity to maximize revenue per procedure

Scient’x - Company Overview
DYNAMIC
SOLUTIONS
COMPANY:
Founded 1988 in France
Acquired by HealthpointCapital in 2007
Headquarters: Guyancourt, France
Manufacturing: Beaurais, France
Sales forecast 2009:  est. $52M
150 global employees
MANAGEMENT:
CEO: Oliver Burckhardt
CFO/COO: Ann Custin
DISTRIBUTION:
Regional offices: USA, LA, AP, EU, MEA
Distribution network in 52 countries
Direct distribution:  France, UK, Italy
180 sales representatives worldwide
PRODUCT PORTFOLIO:
Dynamic solutions for fusion and non-fusion
Platforms: cervical TDR & semi rigid rods
Full line of spinal offering
Pioneer in IFD PEEK and dynamic fusion
Slide 6

France:
20% mkt share
#2 mkt position
MEA:
8% mkt share
#3 mkt position
Spain, Italy, UK:
5% mkt share
#5 mkt position
China/Japan:
1% mkt share
Eastern Europe:
2% mkt share
Brazil:
14% mkt share
#6 mkt position
Mexico:
3% mkt share
#6 mkt position
Global distribution network in 52 countries
– France: #2 market position
– Spain, Italy, UK: #5 market position
180 sales reps worldwide (70% exclusive)
Scient’x Broad Global Distribution
Slide 7

Inspiration

argoSpine

ALLEGHENY GENERAL HOSPITAL

Alphatec Spine

Training
&
Education
Science
+
SX
Clinical
Marketing
+
Global training
initiatives
3,000
physicians
trained under
the Inspiration
philosophy
www.inspiration-group.com
Global
alliances with
Key Opinion
Leaders and
leading
institutions
Internal
analysis of
clinical data
Longstanding
collaboration
with OUS SAB
Scient’x Tradition of Education & Science
Slide 8

Scient’x - Innovator in Spine
TECORP VBR:
Expandable
Multiple footprints
Clinical implantations
worldwide
ISOBAR SEMI RIGID ROD:
First dynamic fusion device
Multiple configurations
30,000 implantations worldwide
DISCOCERV:
First ceramic-ceramic TDR
3,000 implantations worldwide
PCP CERVICAL CAGE-PLATE:
First PEEK cage plate
Multiple configurations
10,000 implantations worldwide
PLATFORM
TECHNOLOGIES
VBR
DYNAMIC
FUSION
TDR
CAGE PLATE
Slide 9
Not all products are currently approved for sale in
the USA

*Dynamic Fusion: Load Sharing versus Load Bearing
– Wolff’s Law: Bone Structure Adapts to the Loading Conditions
RIGID FUSION: LOAD BEARING DYNAMIC FUSION: LOAD SHARING
Dynamic Fusion Addresses Unmet Needs
and may Potentially:
Improve fusion rates
Allow for graft settling
Protect adjacent levels
Standard of Care is Fusion
Clinical outcome of fusion procedures
need improvement
Adjacent degeneration leads to
significant number of re-operations (cost)
Isobar
Dynamic Fusion Addresses Unmet Fusion Needs
Slide 10
*Dynamic Fusion concept Int’l market strategy, US strategy pending FDA 522 post-market study

One of the Largest & Most Unique Market Potentials is *Dynamic
Fusion
Continuum of Spine Care Progression of Degeneration
The Dynamic Fusion Concept is Applicable Across Multiple Fusion Pathologies
Non-Fusion
(Motion preserving)
10% of Market
Dynamic Fusion
(Dynamic motion stabilization)
70% of market
Fusion
(Motion stabilization)
20% of market
Dynamic Fusion: Differentiation within Fusion Market
Slide 11
*Dynamic Fusion concept Int’l market strategy, US strategy pending FDA 522 post-market study

Strengthening of the Aging Spine Strategy
The Fusion of Technology & Science
AGING SPINE DYNAMIC FUSION
+
Enhances aging spine portfolio
Build aging spine brand by introducing new technologies OUS prior to US launch
– Distribution in more than 50 countries
– Capitalize on aging spine investments: OsseoFix, OsseoScrew, HeliFix
Dynamic Fusion concept adapted for aging spine:
– Clinical data supporting benefits for aging population
– Differentiated products in each major market segment
Build clinical and comparative data for reimbursement:
– Come to market in US with clinical data from international markets
– Scient’x Key Opinion Leaders (KOL’s) provide credibility
Slide 12

20%
15%
10%
5%
AGE 65+
AGE < 5
1950
1960
1970
1980
1990
2000
2010
2020
2030
2040
2050

Alphatec Spine

USA
– Over 65 population to double to 70+ million by 2030
Globally…
– Over 65 population to double to 1 billion by 2030
– 1/8 of world population will be over 65 by 2030
Chart: National Institute on Aging, US Dept. of State and National Institutes of Health
Dramatic increase in % of
global population over 65
Scient’x distribution in 50+
countries outside USA
effectively increases
opportunity by over 14x
Scient’x Globalizes Aging Spine Opportunity
Slide 13

Lumbar Interbody Cervical VCF Biologics
Core Products:
• Zodiac
• TTL IN
• Xenon
• Ilico SE MIS
Core Products:
• Novel
Interbody
line
• TeCorp Line
Core Products:
• Osseofix+
Core Products:
• Trestle
• Solanas
Core Products:
• VIP
Allografts
• X’Bone
Meaningful Differentiation in Multiple Categories
Alphatec Offering
Scient’x Offering
Total addressable market: $8.5 - $9 billion worldwide
Differentiated and disruptive technologies across multiple segments
Differentiated
Products:
• ISOBAR
Evolution
• OSSEOSCREW
• HeliFix
• HeliFuse
• SCS II
Differentiated
Products:
• GLIF
• Samarys
Cervical
• ALIF SA
Differentiated
Products:
• OSSEOFIX
Differentiated
Products:
• DiscoCerv
• PCB
Evolution
Differentiated
Products:
• AmnioShield
• ProFuse
• Equivabone
Combined Company Product Portfolio
Slide 14
Not all products are currently approved for sale in
the USA

Solus
Trestle
Other
Solanas
OsseoFix
Illico
OsseoScrew
GLIF
Asia
Australia
Latin
America
MEA
Europe
Alphatec benefits from:
Distribution in over 50 countries
Surgeon education and training
Global surgeon societies
Not all products are currently approved for sale in
the USA or all of the jurisdictions on this slide
Cross Selling Opportunity: Alphatec Global Access
Slide 15
Helifix/Helifuse

Isobar
USA
Scient’x product opportunity:
US distribution
Manufacturing
Alphatec regulatory team
PCB cage
plate
TeCorp
DOS
Dual
dampener
Not all products are currently approved for sale in
the USA
Cross Selling Opportunity: Scient’x Product Access
Slide 16

√ √	√	√	√
	√ √	√*	√ √	√ √	
	√ √	√ √ √	√ √ √	√ √ √	√

Alphatec Spine

Global
Distribution
Manufacturing Marketing
SCIENT’X
ATEC
COMBINED
R&D
Scale Drives Efficiencies Across all Operating Functions
Scientific &
Clinical
Education
Combined Strength In Core Competencies
Slide 17
*Japan

Slide 18
Scient’x Alphatec Pro Forma
Revenues (2009E) Total - $52M Total - $128-$130M Total - $180-$182M
Gross Margin*
(2009E)
58% 66% 64%
Growth rate 10% (YTD09) 30% (YTD09) 25% (2009E)
Distribution 180 reps
>50 countries OUS
70% exclusive
263 reps
US focus
75% exclusive
443 reps
Global Focus
73% exclusive
2009 Product
Launches
3 12 15
Pro forma Company Snapshot
US EU AP ROW
23%
57%
10%
10%
81%
3%
15%
1%
64%
19%
14%
3%
*excluding purchase accounting adjustments

Slide 19
Consolidate US headquarters
Consolidate SG&A ($2M + annualized potential)
Purchasing contracts/supply chain management
Elimination of redundancies
Manufacturing of Scient’x products
Direct sales in key countries OUS
Cross-sell Alphatec products into global markets
Accelerate aging spine product adoption OUS
Drive Scient’x product sales in US
Immediate Cost
Synergies
Longer Term
Cost Synergies
Revenue Synergies
Maximizing Sales and Profitability
Significant Synergies

Slide 20
Alphatec Spine Guidance
2009 Revenues:     $128M-130M
2009 EBITDA: $12.5M-14.5M
Fully Diluted Shares: 52.5M
Scient’x Guidance
2009 Revenues:    $52M
2009 EBITDA: $(2M)
Pro Forma Combined Entity
2009 Revenues:    $180M-$182M 2010* Revenues: $220M-$225M
2009 EBITDA:       $10.5M-$12.5M 2010* EBITDA: $32M-$35M
Total Common Shares: 76.5M
* 2010 pro forma 12 month annualized
Financials (dollars in millions)

Complementary Strategic Fit
Positioning: enhances aging spine and adds cervical non fusion
•
Compete globally in multiple segments
•
Dynamic fusion is a powerful concept for aging spine
Distribution - US vs. OUS
•
Global market presence
•
Exclusive distribution relationships
Product lines: complements and enhances the line
•
We will compete with market leaders in all market segments
Management teams: have worked together in the past
•
No ramp-up time
Competence: manufacturing and R&D vs. marketing and scientific education
•
No gaps in competence
Joint ownership
•
No surprises and fair value for the acquisition
Significant cost synergies and earnings leverage
•
Elimination of redundant US operations
•
Significant synergies across SG&A and manufacturing
CEO’s Perspective: Opportunities Beyond Growth Initiatives
Slide 21

Slide 22
Highlights of Acquisition Agreement
•
Creates global scale and presence to compete across major markets
•
Complements product portfolio with differentiated products in multiple segments
•
Expands focus on aging spine market segment
•
Provides immediate cross selling opportunities with significant revenue and costs synergies
•
Represents pro-forma combined $180-$182M 2009 revenue, 25-30%
growth y/y
•
Pro forma 2010 revenue estimated to reach $220-$225M; $32-$35M adjusted EBITDA (12 month annualized)
Highlights

Important Additional
Information
Will Be Filed with the SEC
• In connection with the proposed transaction, the Company will file a proxy statement with the SEC.  The proxy statement will be mailed to stockholders of Alphatec and will contain important information about Alphatec, Scient’x, the transaction and related
matters.   SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY
STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT
INFORMATION. Shareholders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company from the SEC’s website at
http://www.sec.gov.
The proxy statement (when available) and such other documents may also be obtained for free from the Company’s website at
http://www.alphatecspine.com or by directing such request to Alphatec Spine, Inc.,
Investor Relations, 5818 El Camino Real, Carlsbad, CA 92008, telephone: (760) 494-6746.
• Alphatec, Scient’x and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information regarding Alphatec’s directors and executive officers is contained in Alphatec’s Annual Report on Form 10-K for the fiscal year ended
December 31, 2008 and its proxy statement dated May 8, 2009, which are filed with the
SEC.  As of December 15, 2009, Alphatec’s directors and executive officers beneficially owned approximately 41.2% of Alphatec’s common stock. A more complete description of the interests of Alphatec’s directors and officers in the acquisition will be available in the proxy statement relating to the acquisition.

Use Non-GAAP Financial Measures
• Alphatec provides its financial results in accordance with accounting principles generally accepted in the United
States (GAAP). The Company also uses forward-looking non-GAAP financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation.  In particular, Alphatec presents (i) adjusted EBITDA, and (ii) combined pro forma financial information, which in each case are non-GAAP financial measures.
• Non-GAAP financial measures reflect an additional way of viewing aspects of Alphatec’s operations that, when viewed with the GAAP results, provide a more complete understanding of Alphatec’s  results of operations and the factors and trends affecting Alphatec’s business. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by the Company may differ from the non-GAAP financial measures used by other companies, including  Alphatec’s competitors.

• Alphatec believes the most directly comparable GAAP financial measure to adjusted EBITDA is net income
(loss). Adjusted EBITDA is net income (loss) excluding the effects of interest, taxes, depreciation, amortization, stock-based compensation costs, and other non-recurring income of expense items, such as in-process research and development, expenses related to the transaction and acquisition related restructuring expenses that are expected to occur following closing.

• Alphatec has not included in this presentation a reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because, due to variability and difficulty in making accurate forecasts and projections or certain information not being ascertainable or accessible, not all of the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is available to the Company without unreasonable efforts.  The probable significance of providing these forward-looking non-GAAP financial measures without the directly comparable GAAP financial measures is that such GAAP financial measures may be materially different from the corresponding non-GAAP financial measures.

Solutions For The Aging Spine 5815 El Camino Real, Carlsbad, CA 92008 www.alphatecspine.com TM